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                                   UNITED STATES
                         SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, DC  20549

                                      FORM 8-K

                                   CURRENT REPORT
       PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported): July 24, 1998

                                 DAOU SYSTEMS, INC.
               (Exact name of registrant as specified in its charter)

                                      DELAWARE
                   (State or other jurisdiction of incorporation)


                      0-22073                           330284454
             (Commission File Number)       (IRS Employer Identification No.)

                 5120 Shoreham Place, San Diego, California 92122 (Address of principal executive offices , including zip code)

                                  (619) 452-2221
                (Registrant's telephone number, including area code)


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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

          On July 24, 1998, DAOU Systems, Inc., a Delaware corporation (the "COMPANY"), acquired 100% of the issued and outstanding shares of each of (i) Resources in Healthcare Innovations, Inc., an Indiana corporation ("RHI"), (ii) Healthcare Transition Resources, Inc., an Indiana corporation ("HRT"), (iii) Ultitech Resources Group, Inc., an Indiana corporation ("URG"), (iv) Innovative Systems Solutions, Inc., an Indiana corporation ("ISS") and (v) Grand Isle Consulting, Inc., an Indiana corporation ("GIC"), through the issuance of 1,839,381, 275,662, 282,551, 308,583 and 223,645 shares of the Company's Common
Stock, par value $.001 per share ("COMMON STOCK"), respectively, to the shareholders of each of RHI, HRT, URG, ISS and GIC (collectively, the "SHAREHOLDERS"). The acquisition was accomplished by means of a merger (the "MERGER") of RHI, HRT, URG, ISS and GIC with and into DAOU-RHI, Inc., a Delaware corporation and wholly-owned subsidiary of the Company ("DAOU-RHI"), pursuant to the terms of an Agreement and Plan of Merger, dated as of June 26, 1998 (the "MERGER AGREEMENT"), by and among the Company, DAOU-RHI, RHI, HRT, URG, ISS, GIC and the Shareholders.

          As a result of the Merger, all of the shares of each of RHI, HRT, URG, ISS and GIC were canceled and retired, and each of RHI, HRT, URG, ISS and GIC was merged with and into DAOU-RHI. Pursuant to the terms of the Merger Agreement, the Shareholders received 1,839,381, 275,662, 282,551, 308,583 and 223,645 shares of Common Stock, respectively, for RHI, HRT, URG, ISS and GIC, having an aggregate value of approximately $54 million as of the date of the Merger Agreement. The Merger constituted a nontaxable reorganization under
Section 368(a)(1)(A) of the Internal Revenue Code of 1986, as amended, and will be recorded as a pooling of interests for accounting purposes.

          RHI is an information technology services firm that provides contract management services for healthcare information systems to hospitals and managed care organizations. RHI implements most major healthcare software systems for organizations nationwide, including applications from such software leaders as HBO & Company and Shared Medical Systems Corp. HTR, URG, ISS and GIC implement software applications from third-parties including IDX, Eclipsys, and Cerner, and provide support services to healthcare enterprises using IBM's AS400 hardware and client server technologies.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (a)  Financial statements of businesses acquired.

          As of the date of filing of this Current Report on Form 8-K, it is impracticable for the Company to provide the financial statements required by
Item 7(a) of Form 8-K. In accordance with Item 7(a)(4) of Form 8-K, such financial statements will be filed by amendment to this Current Report on Form 8-K on or about September 15, 1998.


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     (b)  Pro forma financial information.

          As of the date of filing of this Current Report on Form 8-K, it is impracticable for the Company to provide the pro forma financial information required by Item 7(b) of Form 8-K. In accordance with Item 7(b)(2) of Form 8-K, such pro forma financial information will be filed by amendment to this Current Report on Form 8-K on or about September 15, 1998.

     (c)  Exhibits.

          The following exhibits are filed herewith or incorporated by reference as part of this report:

                     Exhibit
                       No.                     Document Description
                     --------      -------------------------------------------
                       2.1*+       Agreement and Plan of Merger, dated as of
                                   June 26, 1998 (the "Merger Agreement"), by and among DAOU Systems, Inc., a Delaware corporation, DAOU-RHI, Inc., a Delaware corporation and wholly-owned subsidiary of
                                   DAOU Systems, Inc., Resources in Healthcare
                                   Innovations, Inc., an Indiana corporation
                                   ("RHI"), Healthcare Transition Resources,
                                   Inc., an Indiana corporation ("HRT"),
                                   Ultitech Resources Group, Inc., an Indiana corporation ("URG"), Innovative Systems
                                   Solutions, Inc., an Indiana corporation
                                   ("ISS"), Grand Isle Consulting, Inc., an
                                   Indiana corporation ("GIC"), and the
                                   Shareholders of RHI, HRT, URG, ISS and GIC.

                      99.1** Press release dated June 26, 1998, entitled "DAOU Systems Merges with Resources in Healthcare Innovations, Further Extending its Technology Reach"


          * The table of contents to the Merger Agreement lists the exhibits and schedules to the Merger Agreement. In accordance with Item 601(b)(2) of Regulation S-K, the exhibits and schedules to the Merger Agreement have been excluded; such exhibits and/or schedules will be furnished supplementally upon request by the Securities and Exchange Commission.

          ** Filed as an exhibit to the Company's Current Report on Form 8-K that was filed with the Securities and Exchange Commission on July 6, 1998 and is incorporated herein by reference.

          + Confidential treatment has been requested for portions of this exhibit.


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                                      SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: August 7, 1998                         DAOU SYSTEMS, INC.



                                   By: /s/ Fred C. McGee
                                      ----------------------------------------
                                      Fred C. McGee, Chief Financial Officer


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                                    EXHIBIT INDEX

                     Exhibit
                       No.                    Document Description
                     -------     ---------------------------------------------

                      2.1*+ Agreement and Plan of Merger, dated as of June 26, 1998 (the "Merger Agreement"), by and among DAOU Systems, Inc., a Delaware corporation, DAOU-RHI, Inc., a Delaware corporation and wholly-owned subsidiary of DAOU Systems, Inc., Resources in Healthcare Innovations, Inc., an Indiana corporation ("RHI"), Healthcare Transition Resources, Inc., an Indiana corporation ("HRT"), Ultitech Resources Group, Inc., an Indiana corporation ("URG"), Innovative Systems Solutions, Inc., an Indiana corporation ("ISS"), Grand Isle Consulting, Inc., an Indiana corporation ("GIC"), and the Shareholders of RHI, HRT, URG, ISS and GIC.

                     99.1** Press release dated June 26, 1998, entitled "DAOU Systems Merges with Resources in Healthcare Innovations, Further Extending its Technology Reach"

          * The table of contents to the Merger Agreement lists the exhibits and schedules to the Merger Agreement. In accordance with Item 601(b)(2) of Regulation S-K, the exhibits and schedules to the Merger Agreement have been excluded; such exhibits and/or schedules will be furnished supplementally upon request by the Securities and Exchange Commission.

          ** Filed as an exhibit to the Company's Current Report on Form 8-K that was filed with the Securities and Exchange Commission on July 6, 1998 and is incorporated herein by reference.

          + Confidential treatment has been requested for portions of this exhibit.



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